                                                                                                                   EXHIBIT 99.3

True Wind Capital Acquisition Frequently Asked Questions for Employees

ARI announced today that it has entered into a definitive agreement to be acquired by True Wind Capital, a San Francisco-based private equity firm focused on investing in leading technology companies.

As with any change, the acquisition brings with it many questions, curiosity and uncertainty as to what will come next. This document is intended to answer some of those frequently asked questions and provide you with specific talking points in the event you receive questions from customers.

We certainly cannot anticipate every question, so if you receive questions that are detailed in nature or otherwise cannot be answered based on the information below, please direct these inquiries to your manager.

Q: Why is the acquisition beneficial to the company?

A: The acquisition is consistent with ARI’s strategy to help dealers, manufacturers and distributors Sell More Stuff!™

By going to private ownership, ARI will go from having 2,000 shareholders to having one single shareholder. Not only will ARI experience significant savings by no longer having to invest the effort and expense associated with public filings and investor relations, this will allow the company to make more significant and longer-term investments in resources to help accelerate our pace of innovation. The transaction also puts ARI in a position to better fund potential future acquisitions.

Q: What/who Is True Wind Capital Management?

A: True Wind Capital is a San Francisco-based private equity firm focused on investing in leading technology companies. The firm was founded in 2016 by the team of Adam Clammer and Jamie Greene, and the team raised an inaugural fund of nearly $560 million. Adam and Jamie have worked together for more than 20 years, and have more than 50 years of combined private equity experience. Throughout their careers the True Wind team has been behind some of the most successful investments in the technology industry including GoDaddy, NXP Semiconductors, Avago, Broadcom, AutoZone, Sonos, as well as many others. True Wind’s strategy is to partner with management teams to help them grow businesses over time. This includes acquisitions which will continue to be a major driver of growth for ARI.

Q: Who will run the company?

A: ARI’s management team will remain in place and will continue to run all day-to-day operations.

Q: What role will the new ownership have?

A: The True Wind team will act as strategic advisors and will be committed financial partners who will provide guidance and resources to accelerate ARI’s growth, both organically and by acquisition.

Q: What immediate changes can I anticipate?

A: None. We will continue to conduct business as usual and will update the team, our customers and other interested parties of future changes to our go-forward strategy. As we approach the closing of the transaction, we will provide any material updates as they become available.

Q: Will this change impact my pay, benefits or employment status?

A: At this time, it is business as usual. ARI’s current benefit plans will remain in place and operate without change through the closing of the transaction. We understand that employees have questions about the compensation and benefit programs that will be available following the closing. Please keep in mind that we are very early in the process and do not have all the answers at this point. We will be working closely with the True Wind team on the plans and programs that will be offered to employees following the closing and will provide more information as soon as possible once decisions are made. A significant portion of the value associated with the sale of the company is derived from the value our team’s hard work has contributed to ARI.

Q: What happens if I’m a shareholder?

A: ARI common stock will be converted to cash. Upon completion of the transaction, all outstanding unvested stock options, restricted shares and RSUs will become fully vested. Employees will then receive cash for the cancellation of their outstanding and unexercised options equal to $7.10 for each option share less the applicable exercise price. Holders of outstanding restricted shares and RSUs will receive $7.10 for each outstanding restricted share or RSU. Of course, ARI will have to make the necessary tax withholdings from the proceeds of the transaction. All shareholders will receive additional information in the coming weeks.

Q: What happens to the employee stock purchase plan (“ESPP”)?

If you are already enrolled in the ESPP, you will continue to contribute at your current rate until the current offering period ends, unless you withdraw from the ESPP before that time. The current offering period will end before the closing on a date determined by the ESPP’s administrator. At that time, your accumulated contributions will be used to purchase shares of ARI common stock. There will not be another ESPP offering period after the current offering period ends.

Q: When will the deal close?

A: The Transaction is subject to customary closing conditions, including the approval of stockholders and the expiration or termination of the waiting period under the Hart-Scott Rodino Act. It is anticipated that the acquisition will close in the third calendar quarter of 2017.

Q: Will our fiscal year remain the same?

A: Yes. Planning for FY18 is currently underway and will be conducted as business as usual.

Q: What happens if the shareholders don’t vote yes?

A: If in the unlikely situation that the ARI shareholders do not approve the deal, ARI will remain a public company, and we will continue with business as usual.

Q: Does this have any additional impact on our international offices?

A: No. At this time, EU and India-based employees are not anticipated to experience any additional changes.

Q: Will we be given updates on the status of the transaction? Where can I get more information?

A: Yes, we will update you as appropriate throughout this process. More information can be found in our filings made with the SEC which can be found on the Investor Relations section of our website. If you have additional questions, you can talk to your manager.

Forward-Looking Statements
Certain statements in these frequently asked questions (FAQs) contain "forward‐looking statements" regarding future events, including the transaction, and our future results that are subject to the safe harbors created under the Private

Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are statements that could be deemed to be forward-looking statements. These statements are based on current expectations, estimates, forecasts and projections about the markets in which we operate and the transaction, and the beliefs and assumptions of our management. Words such as "expects," "anticipates," “targets,” “goals,” “projects,” “intends,” “plans,” "believes," “seeks,” “estimates,” “endeavors,” “strives,” “may,” or variations of such words, and similar expressions are intended to identify such forward-looking statements. Readers are cautioned that these forward‐looking statements are subject to a number of risks, uncertainties and assumptions that are difficult to predict, estimate or verify, including but not limited to, (i) the risk that the proposed acquisition may not be completed in a timely manner or at all, which may adversely affect ARI’s business and the price of the common stock of ARI, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed acquisition, including, but not limited to, the required approval of the stockholders of ARI and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on ARI’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from ARI’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the acquisition and (viii) such other risks and uncertainties as identified in ARI’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016, as filed with the SEC. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward‐looking statements. The forward‐looking statements are made only as of the date hereof, and no person undertakes any obligation to publicly release the result of any revisions to these forward‐looking statements except as required by law. For more information, please refer to the company’s filings with the SEC.

Additional Information and Where to Find It
ARI plans to file with the Securities and Exchange Commission (SEC) and furnish its shareholders a proxy statement in connection with the proposed transaction. SHAREHOLDERS OF ARI ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARI WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARI AND THE TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents and other documents filed with the SEC by ARI through the website maintained by the SEC at http://www.sec.gov or by going to ARI's Investor Relations website at investor.arinet.com and clicking on the "SEC Filings" tab.

These FAQs are neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell any securities, and it is not a substitute for any proxy statement or other filings that may be made with the SEC should the transaction proceed.

Participants in the Solicitation
The directors and executive officers of ARI may be deemed to be participants in the solicitation of proxies from the shareholders of ARI in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding ARI's directors and executive officers is also included in ARI's definitive proxy statement for its 2017 Annual Meeting of Shareholders, which was filed with the SEC on November 28, 2016. These documents are available free of charge as described in the preceding paragraph.